EXHIBIT 10.33.1

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement"), is made as of ________, 2002, by and between Probex Corp., a Delaware corporation (the "Company"), and _________________, ___________________ (the "Lender").

         WHEREAS, the Company desires to borrow from the Lender, and the Lender desires to lend to the Company, the aggregate principal amount of up to $________, such indebtedness to be evidenced by a promissory note in the form attached hereto as Exhibit A (as amended, modified and restated from time to time, the "Note").

         NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender and the Company hereby agree as follow:

1. AGREEMENT TO LEND. Subject to the terms and conditions of this Agreement and the Loan Documents (as defined below), the Lender agrees to lend to the Company up to $___________ aggregate principal amount and the Company agrees to issue to the Lender (payable to the order of the Lender or its nominee, if any) a Note evidencing such obligation to the Lender on the Closing Date (as defined herein) or the date of the accelerated Closing (as defined herein).

2. CLOSING. The closing (the "Closing") shall occur as soon as practicable after the satisfaction or waiver of all conditions or obligations of Lender and the Company set forth in Sections 3.1 and 3.2 hereof, including the EPC Condition (as defined in Section 3.2 hereof), on a date (the "Closing Date") determined by Lender upon prior notice to the Company, provided that in any event, without prior notice, the Closing Date shall be the third business day following receipt by the Lender of notice from the Company of the satisfaction of the EPC Condition. Notwithstanding the foregoing, the Lender may elect, at its option, to accelerate the Closing Date to a date prior to the satisfaction of the EPC Condition in accordance with the procedures, and for the consideration, set forth in Section 4 hereof.


3. CONDITIONS TO CLOSING; CLOSING DELIVERY. The obligation of each of the parties hereto to make the closing deliveries set forth in Sections 3.3 or 3.4, respectively, shall be conditioned upon the simultaneous delivery of the closing deliveries required to be made by the other party hereto pursuant to subsections Sections 3.3 or 3.4, respectively.

         3.1 Company's Conditions to Closing. The Company's obligation to sell and issue the Note to the Lender is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         (a) Closing Deliveries. The Company shall have received all documents, duly executed in a form reasonably satisfactory to the Company set forth in
Section 3.4 hereof.


         (b) No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by the Loan Documents.

         3.2 Lender's Conditions to Closing. The Lender's obligation to advance the principal amount of the Note to the Company is subject to the fulfillment, prior to or at the Closing, of the following conditions:

         (a) Representation and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct when made and at the time of such Closing.

         (b) EPC Agreement. An engineering, procurement and construction contract for the purpose of constructing the Company's initial reprocessing facility shall have been fully-executed by all the parties thereto (the "EPC Condition").

         (c) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and required to be performed or complied with by it prior to or at such Closing, unless waived by the Lender, and after giving effect to the issuance of the Note, no Event of Default (as defined in the Note) shall have occurred and be continuing.

         (d) Consent of Other Lenders. Any consents or approvals required to be obtained from any lender or holder of any outstanding debt for borrowed money of the Company and any amendments and agreements pursuant to which any debt for borrowed money may have been incurred by the Company and any other consents, which shall be necessary to permit the consummation of the transaction contemplated hereby shall have been obtained.

         (e) Closing Deliveries. Lender shall have received all documents, duly executed in form reasonably satisfactory to the Lender set forth in Section 3.3 hereof.

         (f) No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by the Loan Documents.

         (g) Finance Committee. The Board of Directors of the Company shall have formed a committee of the Board of Directors to comply with and perform the provisions set forth in Section 8 hereof and appointed at least three members of the Company's Board of Directors to serve thereon.

         3.3 Closing Deliveries of the Company. At the Closing, the Company shall deliver to the Lender the following, all of which shall be in form and content satisfactory to the Lender and their counsel:

         (a) Note. The Note made payable to the Lender and in the maximum aggregate principal amount of $_______.

         (b) Intercreditor and Security Agreement. The Intercreditor and Security Agreement, duly executed and delivered by the Company, in substantially the form set forth in Exhibit B attached hereto (the "Security Agreement", and together with the Notes, collectively, the "Loan Documents").

         (c) Evidence of Filing of Financing Statements. Evidence of filing of Uniform Commercial Code financing statements with respect to the collateral that is the subject of the Security Agreement.

         (d) Evidence of Maturity Date Extensions. The Company shall have delivered to Lender copies of that certain term sheet executed by each holder of the Company's outstanding notes pursuant to which the holders' of such notes agreed to extend the maturity date of such notes until the earlier of Qualified Financing or February 28, 2003.

         3.4 Closing Deliveries of the Lender. At the Closing, the Lender shall deliver the following, all of which shall be in form and substance reasonably satisfactory to the Company:

         (a) Advancement of Loan Amount. The balance of the principal amount of the Note, or portion thereof if under an Accelerated Closing, to the Company by wire transfer in immediately available funds in accordance with instruction set forth in Exhibit D attached hereto.

         (b) Security Agreement. The Security Agreement duly executed by Lender.

4.       ACCELERATED CLOSING.

         4.1 Accelerated Funding Schedule. Lender may elect, at its option, to accelerate the Closing Date to a date prior to the satisfaction of the EPC
Condition. If Lender so elects, Lender shall deliver notice to the Company, stating its election to complete the Closing prior to the satisfaction of the EPC Condition and specifying the Closing Date, which shall become the Closing Date for all purposes hereunder. Within one (1) business day following the Company's receipt of Lender's election to accelerate the Closing Date, Lender shall deposit in the Company Account (as defined herein) $_____, and the Company shall be permitted, subject to Section 8 hereof, to draw on the unadvanced principal amount of the Note in the maximum amounts as follows:

         (a)      $______ thirty (30) days after the accelerated Closing Date;
         (b)      $______  sixty (60) days after the  accelerated  Closing Date;
                  and
         (c)      $______ ninety (90) days after the accelerated Closing Date.

         4.2 Issuance of Warrants. The parties hereto hereby acknowledge that a warrant to purchase _________ shares of the Company's common stock dated as of _______ has issued by the Company to the Lender, in connection with the execution of a term sheet. If the accelerated Closing Date as specified by Lender is on or before _______, 2002, the Company shall issue to the Lender, for no additional cash consideration, but as consideration for the additional risks assumed by the Lender for such accelerated Closing, a warrant to purchase ________ shares of the Company's common stock (the "First Conditional Warrant"). Further, if the accelerated Closing is consummated and the EPC Condition shall not have been satisfied on or prior to April 30, 2002, the Company shall issue to the Lender, for no additional cash consideration, but as consideration for the additional risks assumed by the Lender for such accelerated Closing, a warrant to purchase ________ shares of the Company's common stock (the "Second Conditional Warrant", and together with the First Conditional Warrant, collectively, the "Warrants"). The Warrants agreements shall have the exercise price, shall be for the term, and shall otherwise be in substantially the form, set forth in Exhibit C attached hereto. The number of shares issuable upon exercise of the Warrants shall be appropriately adjusted to reflect any stock split, stock dividend, combinations, recapitalizations or other such adjustment to the Company's common stock occurring subsequent to the date hereof and prior to their respective issuance. All issuances of the Warrants pursuant to this
Section 4.2 shall be subject to any stockholder  approvals  required pursuant to
Section 3.20 of the Security Agreement.

5. REPRESENTATION AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender that the following will be true and correct at the Closing or accelerated Closing, as if made on that date:

         (a) The representations and warranties made by the Company in the Security Agreement are as fully a part of this Agreement as if set forth herein in full.

         (b) The Company further represents and warrants to the Lender that:


                  (i)  The  Note is  duly  authorized  and,  when  issued,  will constitute a valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Note as may be limited under applicable law; and

                  (ii) Subject to any required stockholder approvals pursuant to
         Section 3.20 of the Security Agreement, the shares of the Company's common stock issuable upon conversion of the Note (the "Conversion Shares"), when issued, will be duly authorized, validly issued, fully-paid and nonassessable.

6. REPRESENTATIONS AND WARRANTIES OF LENDER. Lender hereby represents and warrants to the Company that:

         6.1 Lender has all requisite power and authority to execute and deliver this Agreement and the other agreements and instruments contemplated herein to which it is a party and to carry out the transactions contemplated by this Agreement and the other agreements and instruments contemplated herein to which it is a party.

         6.2 The execution of this Agreement and the documents executed by the Lender pursuant to this Agreement have been duly authorized by all necessary actions on the part of the Lender, have been executed and delivered, and constitute valid, legal, binding and enforceable agreements of the Lender, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor rights, (b) laws and judicial decisions regarding indemnification for violations of federal securities laws,
(c) the availability of specific  performance or other equitable  remedies,  and
(d) with respect to any indemnification agreements set forth herein or therein, principles of public policy.

         6.3 Lender is aware that an investment in the Note, the Warrants and any shares of the Company's common stock acquirable upon the conversion of the Note and exercise of the Warrants (collectively, the "Securities"), is speculative and involves a high degree of risk. Lender has carefully considered the risks of this investment.

         6.4 Lender has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of investing in the Securities and of protecting its interest in connection with this investment.

         6.5 Lender is purchasing the Securities for its own account, or for one or more separate accounts maintained by it for the account of one or more pension, trust or other funds, for investment purposes only, and not with a view to the resale or distribution of any of the Securities. Lender understands that it must bear the economic risk of the investment for an indefinite period of time because the sale and issuance of the Securities by the Company to the Lender has not been registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from registration under Regulation D promulgated under the Act or such other available exemptions thereto, nor under any applicable state securities laws, and the Securities may not be sold or transferred by the Lender in the absence of evidence satisfactory to the Company of compliance with applicable laws, which evidence may include an opinion of counsel satisfactory to the Company that, among other things, the Securities have been registered under the Act and all applicable state securities laws or that such registrations are not required.

         6.6 Lender represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated under the Act.

         6.7 Based upon the information provided to the Lender, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind is necessary or required in connection with the execution, delivery and performance by the Lender of this Agreement, or any other documents executed pursuant to this Agreement, except for federal and state securities filings, if any.

7. REGISTRATION RIGHTS. Subject to any stockholder approvals required pursuant to Section 3.20 of the Security Agreement, within sixty (60) days after completion of project financing, whether in the form debt or equity securities of the Company, aggregating at least $30 million to be used to finance the construction of the Company's first reprocessing facility, excluding the outstanding principal balance and interest due under the Note on the date thereof (the "Qualified Equity Financing"), the Company shall file with the U.S. Securities and Exchange Commission ("SEC") and thereafter use commercially reasonable efforts to become effective, a registration statement under Rule 415 of the Act, or any similar rule that may be adopted by the SEC, covering the resale of the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrants (the "Registration Statement"). The Company may include in such Registration Statement other securities of the Company to be resold by holders other than Lender. Except as set forth above, the rights and obligations of Lender with respect to the registration of shares of the Company's common stock issuable to the Lender upon conversion of the Note and exercise of the Warrants shall be as set forth in that certain Registration Rights Agreement, dated as of September 7, 2001, by and among the Company and the parties thereto (the "Registration Rights Agreement"), the terms of which are hereby incorporated by reference herein. To the extent any of the terms of the Registration Rights Agreement shall be in conflict with the terms of this Agreement, the terms of this Agreement shall control.

8.       USE OF PROCEEDS.

         8.1 Appointment. At the Closing hereunder, whether a regular Closing or an accelerated Closing, three members of the Board of Directors of the Company shall be appointed by the Company, subject to Lender's approval, to constitute a committee (the "Finance Committee") for the purposes set forth herein, and the Finance Committee hereby accepts such appointment under the terms and conditions set forth herein. The initial members of the Finance Committee will be Bob Gower, William Searles and Ronald Tiso.

         8.2 Action. The Finance Committee shall take action by majority vote of the members thereof.

         8.3 Corporate Account. Upon the Closing, or upon any draw approved by the Finance Committee pursuant to Section 8.04 under the accelerated Closing set forth in Section 4.1 hereof, the Lender shall deposit the loan proceeds into the Company's corporate bank account (the "Company Account").

         8.4.  Use  of  Proceeds.   The  Finance  Committee  shall  approve  the
expenditure of funds contained in the Company Account (other than funds previously advanced under the Note prior to the date hereof and, if applicable, the $_____ million advanced by Lender under the Note in connection with its election for an accelerated Closing under Section 4.01 hereof), or, upon an accelerated Closing, draws on the unadvanced principal amount of the Note as set forth in subsections (a), (b) and (c) of Section 4.1 hereof, as follows:

         (a) On a monthly basis, the President or Chief Financial Officer of the Company shall review with the Finance Committee the amount of funds required and the proposed use of such funds for the next month. Such proposed use of funds shall be set forth in sufficient detail to allow the Finance Committee to determine the reasonableness of the proposed use.

         (b) If the Finance Committee shall determine that such proposed use and amount of funds is reasonable, the Chairman of the Finance Committee shall so notify Lender of its approval and the amount of approved funds to be drawn pursuant to Section
                  4.1 hereof.

         (c) The Company will be permitted to use the funds deposited by Lender in the Company Account for the uses approved by the Finance Committee pursuant subsection (b) of this Section 8.4.

         (d) Upon request by Lender, the Company shall provide Lender the materials provided to the Finance Committee in Section 8.4(a) hereof.

         8.5 Upon the closing of the Qualified Equity Financing , this Section 8 shall terminate and the Finance Committee may, in the sole discretion of the Board of Directors of the Company, be dissolved.

         8.6 The parties hereby acknowledge and agree that any and all action taken or omitted by the members of the Finance Committee shall for all purposes be deemed to have been taken or omitted in their roles as directors of the Company. Nothing contained herein shall limit the members of the Finance Committee to be indemnified or seek indemnification as directors of the Company for any all action taken or omitted.

9. FUTURE LOANS. The Company hereby agrees that it shall incur no indebtedness for borrowed money, nor shall it permit any person to become a party to the Security Agreement and a holder of New Obligations (as defined in the Security Agreement), unless the material terms of any such indebtedness are made available to Lender and such terms are no more favorable to the proposed lender than the terms of the transactions contemplated by this Agreement, without the prior written consent of the Lender.

10.      Miscellaneous.

         10.1 No Waiver; Cumulative Remedies. No failure on the part of the Lenders or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         10.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lenders and the Company and their respective heirs, personal representatives, successors and assigns, except that the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

         10.3 Amendment; Entire Agreement. THIS AGREEMENT, INCLUDING THE EXHIBITS AND SCHEDULES ATTACHED HERETO, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         10.4 Governing Law; Severability. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such State excepting its choice of law rules. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         10.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         10.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS  WHEREOF,  the  Company  and the  Lender  have  caused  this
Agreement to be duly executed as of the day and year first above written.


                                            COMPANY:
                                            -------

                                            PROBEX CORP.,
                                            a Delaware corporation


                                            By:   ____________________________
                                            Name: ____________________________
                                            Title:____________________________

                                            LENDER:

                                            ------------------------------------



                                            By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------






                  SCHEDULES AND EXHIBITS INTENTIONALLY OMITTED.